Exhibit 99.2

Supplemental Financial Information

First Quarter 2010

Table of Contents	PRIMERICA, INC.
Financial Supplement

Page

Preface, definition of Non-GAAP financial measures	3

Balance sheets	4-5

Financial results and other statistical data	6

Statements of income	7

Reconciliation of GAAP to Non-GAAP financial measures	8-10

Segment operating results	11
Term life insurance segment - financial results and key statistics	12-13
Investment and savings product segment - financial results and key statistics	14

Investment portfolio	15-18

Five-year historical key statistics	19

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Preface	PRIMERICA, INC.
Financial Supplement

FIRST QUARTER 2010

This document is a financial supplement to our first quarter 2010 earnings release. It is designed to enable comprehensive analysis of our ongoing business using the same core metrics that our management utilizes in assessing our business and making strategic and operational decisions related to the business. Throughout this document we provide financial information that is derived from our U.S. GAAP financial statements and adjusted for three different purposes, as follows:

•

Pro forma adjustments enable presentation of our combined balance sheets and of our combined statements of income as if the reinsurance agreements and the reorganization activities executed in March and April 2010 (as described below) had occurred at the end of the respective reporting period for the balance sheet and at the beginning of the calendar year reflected for the statement of income. Certain pro forma adjustments for transactions occurring after March 31, 2009 are estimations and are subject to change.

•

Operating adjustments exclude the impact of realized investment gains and losses, initial equity award grants awarded at the initial public offering (IPO) and accelerated vesting of existing equity awards in April 2010.

•	Adjusted when used in describing stockholders’ equity refers to the removal of the impact of net unrealized gains and losses on invested assets.

Management utilizes certain non-GAAP financial measures in managing the business and believes they present relevant and meaningful analytical metrics for evaluating the ongoing business. Reconciliations of GAAP to Non-GAAP financial measures are included throughout this financial supplement.

Pro forma shares throughout this supplement assumes 75 million shares outstanding, which reflects approximately 70 million shares of common stock and approximately 5 million share-based awards granted to our management and sales force leaders in connection with the IPO. This number does not reflect the actual number of shares of common stock outstanding subsequent to March 31, 2010.

The following transactions were executed in conjunction with the IPO in March and April 2010 (the “IPO-related Transactions”) and are included in our actual and/or pro forma financial results as appropriate.

IPO-related Transactions executed in first quarter 2010:

•	On March 31, 2010, we reinsured between 80% and 90% of our business that was in-force at year-end 2009 to various affiliates of Citigroup Inc. (“Citi”) and declared extraordinary dividends to Citi.

IPO-related Transactions executed in second quarter 2010:

•

On April 1, 2010, Citi contributed the legal entities comprising our business to us. We issued approximately 75.0 million shares of common stock and warrants exercisable for approximately 4.1 million additional shares of our common stock to Citi. Additionally, we issued a $300 million note to Citi, due March 31, 2015 and bearing interest at 5.5% annually.

•	On April 1, 2010, our common stock began trading under the ticker symbol “PRI” on the New York Stock Exchange.

•	On April 1, 2010, Citi sold approximately 24.6 million shares of our common stock (after giving effect to the over-allotment option) to the public in the IPO.

•

On April 1, 2010, Citi contributed approximately 5.0 million shares back to us, which we granted in the form of equity awards to certain of our management and sales force leaders. Of these, approximately 200,000 shares were granted to replace unvested Citi awards.

•

On April 15, 2010, Citi sold approximately 16.4 million shares and the warrants to purchase approximately 4.1 million additional shares of our common stock to private equity funds managed by Warburg Pincus LLC (“Warburg Pincus”) for a purchase price of $230 million (the “private equity transaction”). Following the IPO and the private equity transaction, certain historical Citi equity awards immediately vested, resulting in approximately $2.2 million of compensation expense and a reclassification of approximately $1.8 million from due to affiliates to paid-in capital.

•

Effective as of April 1, 2010, in connection with the IPO and the private equity transaction, elections under Section 338(h)(10) of the Internal Revenue Code will be made, which will result in changes to our deferred tax balances and reduced stockholders’ equity.

The first quarter 2010 combined statement of income includes income attributable to the underlying policies that were reinsured to Citi on March 31, 2010 as well as income earned on the invested assets backing the reinsurance balances and extraordinary dividends declared as of that date. The combined balance sheet as of March 31, 2010 reflects the impact of the Citi reinsurance transactions executed on that date. As the Citi reinsurance transactions were given retroactive effect to January 1, 2010, the first quarter 2010 combined balance sheet also reflects a return of capital to Citi equally offsetting the income attributable to the underlying policies earned between January 1, 2010 and March 31, 2010. The first quarter 2010 combined balance sheet also reflects the extraordinary dividends declared on March 31, 2010.

Certain items throughout this supplement may not add due to rounding. Certain items throughout this supplement are noted as ‘na’ to indicate not applicable; certain variances are noted as ‘nm’ to indicate not meaningful.

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Quarterly Balance Sheets	PRIMERICA, INC.
Financial Supplement

(Dollars in thousands)	Mar 31, 2009	Jun 30, 2009	Sep 30, 2009	Dec 31, 2009	Mar 31, 2010
Combined / Consolidated Balance Sheet
Assets:
Investments and cash	$5,866,133	$6,360,019	$6,888,696	$7,096,708	$3,002,900
Due from reinsurers	833,696	837,726	849,665	867,242	3,595,239
Deferred policy acquisition costs	2,718,724	2,757,143	2,797,269	2,789,905	702,429
Income taxes	—	—	—	—	56,114
Other assets	409,095	406,318	402,836	380,584	394,542
Separate account assets	1,536,367	1,766,928	2,033,119	2,093,342	2,222,267

Total assets	$11,364,015	$12,128,134	$12,971,585	$13,227,781	$9,973,491

Liabilities:
Future policy benefits	$4,038,781	$4,100,628	$4,161,925	$4,197,454	$4,248,277
Other policy liabilities	570,327	574,991	597,617	604,343	630,294
Income taxes	647,037	740,985	873,367	890,617	—
Other liabilities	335,639	358,927	374,251	498,252	1,125,954
Separate account liabilities	1,536,367	1,766,928	2,033,119	2,093,342	2,222,267

Total liabilities	7,128,151	7,542,459	8,040,279	8,284,008	8,226,792

Stockholders’ equity:
Common stock	—	—	—	—	—
Paid-in capital	1,086,861	1,095,756	1,097,843	1,124,096	1,312,072
Retained earnings	3,447,196	3,565,166	3,683,697	3,648,801	300,531
Treasury stock	—	—	—	—	—
Accumulated other comprehensive income (loss), net:
Net unrealized investment gains (losses) not other-than-temporarily impaired	(268,721)	(67,583)	134,720	146,105	85,265
Net unrealized investment losses other-than-temporarily impaired	(17,174)	(16,521)	(17,966)	(16,120)	(4,245)
Cumulative translation adjustment	(12,298)	8,857	33,012	40,891	53,076

Total stockholders’ equity	4,235,864	4,585,675	4,931,306	4,943,773	1,746,699

Total liabilities and stockholders’ equity	$11,364,015	$12,128,134	$12,971,585	$13,227,781	$9,973,491

Reconciliation of Total Stockholders’ Equity to Adjusted Stockholders’ Equity
Total stockholders’ equity	$4,235,864	$4,585,675	$4,931,306	$4,943,773	$1,746,699
Reconciling items:
Net unrealized investment gains (losses) not other-than-temporarily impaired	268,721	67,583	(134,720)	(146,105)	(85,265)
Net unrealized investment losses other-than-temporarily impaired	17,174	16,521	17,966	16,120	4,245

Total reconciling items	285,895	84,104	(116,754)	(129,985)	(81,020)

Adjusted stockholders’ equity	$4,521,759	$4,669,779	$4,814,552	$4,813,788	$1,665,679

Deferred Policy Acquisition Costs Rollforward
Balance, beginning of period	$2,727,422	$2,718,724	$2,757,143	$2,797,269	$2,789,905
General expenses deferred	13,416	14,563	21,006	15,552	16,095
Commission costs deferred	79,506	87,314	83,228	76,496	77,208
Amortization of deferred policy acquisition costs	(94,814)	(86,234)	(88,736)	(111,506)	(91,756)
Transferred to reinsurers	—	—	—	—	(2,099,941)
Foreign currency impact and other, net	(6,806)	22,777	24,629	12,094	10,918

Balance, end of period	$2,718,724	$2,757,143	$2,797,269	$2,789,905	$702,429

Note:	The combined balance sheet as of March 31, 2010 reflects the impact of the Citi reinsurance transactions executed on March 31, 2010. The Citi reinsurance transactions were given retroactive effect to January 1, 2010. As a result, the first quarter 2010 combined balance sheet reflects a return of capital to Citi equally offsetting the income attributable to the underlying policies earned between January 1, 2010 and March 31, 2010. The first quarter 2010 combined balance sheet also reflects the extraordinary dividends declared on March 31, 2010.

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Actual and Pro Forma Balance Sheets	PRIMERICA, INC.
Financial Supplement

	December 31, 2009				March 31, 2010
(Dollars in thousands)	Actual	Adjustments for Reinsurance Transactions	Other Adjustments	(1) Pro Forma	Actual	Other Adjustments	(1)(2) Pro Forma
Combined / Consolidated Balance Sheet
Assets:
Investments and cash	$7,096,708	$(4,140,344)	$(626,639)	$2,329,725	$3,002,900	$(685,595)	$2,317,305
Due from reinsurers	867,242	2,655,469	—	3,522,711	3,595,239	—	3,595,239
Deferred policy acquisition costs	2,789,905	(2,122,533)	—	667,372	702,429	—	702,429
Income taxes	—	33,416	(33,416)	—	56,114	(56,114)	—
Other assets	380,584	9,233	(5,604)	384,213	394,542	(299)	394,243
Separate account assets	2,093,342	—	—	2,093,342	2,222,267	—	2,222,267

Total assets	$13,227,781	$(3,564,759)	$(665,659)	$8,997,363	$9,973,491	$(742,008)	$9,231,483

Liabilities:
Future policy benefits	$4,197,454	$—	$—	$4,197,454	$4,248,277	$—	$4,248,277
Other policy liabilities	604,343	—	—	604,343	630,294	—	630,294
Income taxes	890,617	(799,727)	45,312	136,202	—	129,886	129,886
Other liabilities	498,252	(8,070)	(10,454)	479,728	1,125,954	(686,118)	439,836
Note payable	—	—	300,000	300,000	—	300,000	300,000
Separate account liabilities	2,093,342	—	—	2,093,342	2,222,267	—	2,222,267

Total liabilities	8,284,008	(807,797)	334,858	7,811,069	8,226,792	(256,232)	7,970,560

Stockholders’ equity:
Common stock	—	—	750	750	—	750	750
Paid-in capital	1,124,096	287,013	(430,361)	980,748	1,312,072	(384,380)	927,692
Retained earnings	3,648,801	(2,975,308)	(484,475)	189,018	300,531	(30,146)	270,385
Treasury stock	—	—	(72,000)	(72,000)	—	(72,000)	(72,000)
Accumulated other comprehensive income (loss), net:
Net unrealized investment gains (losses) not other-than-temporarily impaired	146,105	(68,667)	(14,431)	63,007	85,265	—	85,265
Net unrealized investment losses other-than-temporarily impaired	(16,120)	—	—	(16,120)	(4,245)	—	(4,245)
Cumulative translation adjustment	40,891	—	—	40,891	53,076	—	53,076

Total stockholders’ equity	4,943,773	(2,756,962)	(1,000,517)	1,186,294	1,746,699	(485,776)	1,260,923

Total liabilities and stockholders’ equity	$13,227,781	$(3,564,759)	$(665,659)	$8,997,363	$9,973,491	$(742,008)	$9,231,483

Reconciliation of Total Stockholders’ Equity to Pro Forma Adjusted Stockholders’ Equity
Total stockholders’ equity				$1,186,294			$1,260,923
Reconciling items:
Net unrealized investment gains (losses) not other-than-temporarily impaired				(63,007)			(85,265)
Net unrealized investment losses other-than-temporarily impaired				16,120			4,245

Total reconciling items				(46,887)			(81,020)

Adjusted stockholders’ equity				$1,139,407			$1,179,903

(1)	Pro forma combined balance sheets as of December 31, 2009 and March 31, 2010 as if all the first and second quarter 2010 IPO-related Transactions had been executed on December 31, 2009 and March 31, 2010, respectively.
(2)	The reinsurance transactions were executed on March 31, 2010 and are fully reflected in our corresponding actual March 31, 2010 combined balance sheet, including a return of capital to Citi equaling the earnings on the underlying policies for the three months ended March 31, 2010. The adjustments used to derive the March 31, 2010 combined pro forma balance sheet include (a) the payment of a $676 million extraordinary dividend declared in March and paid in April; (b) a $300 million note payable executed in April 2010, and its corresponding decrease to stockholders’ equity as a return of capital to Citi; (c) an estimated $186 million reduction of stockholders’ equity and deferred tax adjustment related to our Section 338(h)(10) tax election to be effective as of April 2010; (d) the impact of certain fully vested equity awards related to the IPO; (e) the impact of certain equity awards converted from past equity awards in Citi shares that had not yet fully vested; and (f) the impact of certain past equity awards that were subject to accelerated vesting upon the IPO and the private equity transaction. The actual impact of the Section 338(h)(10) tax election is expected to be between $176 million and $196 million.

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Financial Results and Other Statistical Data	PRIMERICA, INC.
Financial Supplement

(Dollars in thousands, except per-share data)					Q1 2010
Pro Forma Earnings per Share
Weighted-average pro forma common shares outstanding - basic & diluted					69,978,588
Pro forma participating share-based awards					5,021,412

Pro forma shares					75,000,000

Pro forma net operating income					$38,154
Dividends declared					—

Undistributed pro forma net operating earnings					$38,154

Undistributed pro forma net operating earnings allocated to common stockholders - basic & diluted					$35,600
Dividends declared - allocated to common stockholders					—

Total pro forma net operating earnings attributable to common stockholders					$35,600

Pro forma net operating income per common share - basic					$0.51
Pro forma net operating income per common share - diluted					$0.51
	Q1 2009	Q2 2009	Q3 2009	Q4 2009	Q1 2010
Annualized Return on Equity
Average stockholders’ equity	$4,173,925	$4,410,769	$4,758,491	$4,937,540	$4,979,893 (1)
Average adjusted stockholders’ equity	$4,474,419	$4,595,539	$4,742,166	$4,814,171	$4,850,452 (1)
Net income return on stockholders’ equity	10.8%	12.0%	10.4%	10.2%	11.5%
Net income return on adjusted stockholders’ equity	10.1%	11.5%	10.4%	10.5%	11.8%
Net operating income return on adjusted stockholders’ equity	10.7%	12.0%	11.1%	10.0%	10.2%
Average pro forma adjusted stockholders’ equity	na	na	na	na	$1,159,655
Pro forma net operating income return on pro forma adjusted stockholders’ equity	na	na	na	na	13.2%

Capital Structure
Debt-to-capital (2)	na	na	na	na	na
Pro forma debt to pro forma adjusted capital (2)	na	na	na	na	19.2%
Cash and invested assets to stockholders’ equity	1.4	1.4	1.4	1.4	1.7
Cash and invested assets to adjusted stockholders’ equity	1.3	1.4	1.4	1.5	1.8
Pro forma cash and invested assets to pro forma adjusted stockholders’ equity	na	na	na	2.0	2.0
Pro forma adjusted stockholders’ equity per pro forma share	na	na	na	na	$15.73

Financial Strength Ratings
Primerica Life Insurance Company:
S&P	AA	AA	AA	AA	AA
A.M. Best	A+	A+	A+	A+	A+
Fitch	A+	A+	A+	A+	A+
(Note: In April 2010, S&P lowered Primerica Life Insurance Company’s rating to AA-)

(1)	The reinsurance agreements executed on March 31, 2010 had a material impact on period-end stockholders’ equity, but only impacted one day in determining first quarter 2010 average stockholders’ equity and average adjusted stockholders’ equity.
(2)	Capital in the debt-to-capital ratio includes stockholders’ equity and the note payable.

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Statement of Income	PRIMERICA, INC.
Financial Supplement

	Combined / Consolidated Primerica, Inc.
						YOY
(Dollars in thousands)	Q1 2009	Q2 2009	Q3 2009	Q4 2009	Q1 2010	$ Variance	% Variance
Statement of Income
Revenues:
Direct premiums	$516,647	$529,004	$531,713	$535,417	$537,845	$21,198	4%
Ceded premiums	(137,609)	(158,401)	(154,725)	(160,019)	(148,119)	(10,510)	-8%

Net premiums	379,038	370,603	376,987	375,399	389,726	10,688	3%
Net investment income	82,385	89,755	88,736	90,450	82,576	191	nm
Commissions and fees:
Sales-based (1)	28,203	29,451	28,672	32,472	36,363	8,160	29%
Asset-based (2)	27,555	29,718	33,344	36,964	38,014	10,459	38%
Account-based (3)	11,089	10,784	10,717	10,657	10,208	(881)	-8%
Other commissions and fees	12,870	12,737	11,546	9,208	7,105	(5,764)	-45%
Realized investment (losses) gains	(11,259)	(9,003)	(11,212)	9,503	31,057	42,316	nm
Other, net	12,955	13,542	12,586	13,948	11,893	(1,062)	-8%

Total revenues	542,837	547,587	551,376	578,602	606,942	64,106	12%

Benefits and expenses:
Benefits and claims	145,749	151,444	154,631	148,448	170,735	24,986	17%
Amortization of deferred policy acquisition costs	94,814	86,234	88,736	111,506	91,756	(3,058)	-3%
Insurance commissions	14,620	6,396	6,384	6,988	6,371	(8,249)	-56%
Insurance expenses	40,088	36,203	39,480	32,989	37,529	(2,558)	-6%
Sales commissions:
Sales-based (1)	21,106	21,555	20,780	23,470	26,203	5,097	24%
Asset-based (2)	9,430	9,533	10,883	12,157	12,715	3,285	35%
Other sales commissions	9,653	9,301	8,513	6,374	4,963	(4,690)	-49%
Interest expense	—	—	—	—	—	—
Other operating expenses	32,601	28,587	34,092	37,698	36,268	3,667	11%

Total benefits and expenses	368,062	349,253	363,502	379,630	386,541	18,479	5%

Income before income taxes	174,775	198,334	187,875	198,972	220,402	45,626	26%
Income taxes	62,218	66,214	64,044	72,890	77,116	14,898	24%

Net income	$112,557	$132,120	$123,831	$126,082	$143,286	$30,728	27%

Income Before Income Taxes by Segment
Term Life	$167,704	$174,295	$167,978	$158,937	$157,750	$(9,954)	-6%
Investments & Savings	20,371	20,717	26,221	26,096	25,447	5,076	25%
Corporate & Other Distributed Products	(13,300)	3,321	(6,324)	13,939	37,205	50,505	nm

Income before income taxes	$174,775	$198,334	$187,875	$198,972	$220,402	$45,626	26%

(1)	Sales-based - revenues or commission expenses relating to the sales of mutual funds and variable annuities
(2)	Asset-based - revenues or commission expenses relating to the value of assets in client accounts for which we earn ongoing service, distribution, and other fees
(3)	Account-based - revenues relating to the fee generating client accounts we administer

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Reconciliation of GAAP to Non-GAAP Financial Measures	PRIMERICA, INC.
Financial Supplement

	Combined / Consolidated Primerica, Inc.
						YOY
(Dollars in thousands)	Q1 2009	Q2 2009	Q3 2009	Q4 2009	Q1 2010	$ Variance	% Variance
Reconciliation from Total Revenues to Operating Revenues
Total revenues	$542,837	$547,587	$551,376	$578,602	$606,942	$64,106	12%
Operating revenues reconciling items:
Realized investment losses/gains - Corporate & Other	11,259	9,003	11,212	(9,503)	(31,057)	nm	nm

Total operating revenues reconciling items	11,259	9,003	11,212	(9,503)	(31,057)	nm	nm

Operating revenues	$554,095	$556,589	$562,588	$569,098	$575,885	$21,790	4%

Reconciliation from Income Before Income Taxes to Operating Income Before Income Taxes
Income before income taxes	$174,775	$198,334	$187,875	$198,972	$220,402	$45,626	26%
Operating income before income taxes reconciling items:
Realized investment losses/gains - Corporate & Other	11,259	9,003	11,212	(9,503)	(31,057)	nm	nm
Initial & accelerated management / field grant expense - Corporate & Other	—	—	—	—	—	nm	nm

Total operating income before income taxes reconciling items	11,259	9,003	11,212	(9,503)	(31,057)	nm	nm

Operating income before income taxes	$186,034	$207,336	$199,087	$189,468	$189,345	$3,311	2%

Reconciliation from Net Income to Net Operating Income
Net income	$112,557	$132,120	$123,831	$126,082	$143,286	$30,728	27%
Net income reconciling items:
Operating income before income taxes reconciling items	11,259	9,003	11,212	(9,503)	(31,057)	nm	nm
Tax impact of operating income reconciling items at effective tax rate	(4,008)	(3,006)	(3,822)	3,481	10,866	nm	nm

Total net income reconciling items	7,251	5,997	7,390	(6,022)	(20,191)	nm	nm

Net operating income	$119,808	$138,117	$131,221	$120,060	$123,095	$3,287	3%

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Reconciliation of GAAP to Pro Forma Non-GAAP Financial Measures	PRIMERICA, INC.
Financial Supplement

	Combined / Consolidated Primerica, Inc.
						YOY
(Dollars in thousands)	Q1 2009	Q2 2009	Q3 2009	Q4 2009	Q1 2010	$ Variance	% Variance
Reconciliation from Total Revenues to Pro Forma Operating Revenues
Total revenues	$542,837	$547,587	$551,376	$578,602	$606,942	$64,106	12%
Pro forma revenues reconciling items:
Ceded premiums - ceded to Citi reinsurers	(287,755)	(270,259)	(266,990)	(259,032)	(296,328)	nm	nm
Pro rata net investment income - invested assets transferred to Citi reinsurers	(54,607)	(59,547)	(58,864)	(59,963)	(54,735)	nm	nm

Total pro forma revenues reconciling items	(342,361)	(329,806)	(325,854)	(318,995)	(351,064)	nm	nm

Pro forma revenues	200,476	217,781	225,522	259,607	255,879	55,403	28%

Pro forma operating revenue reconciling items:
Realized investment losses/gains - Corporate & Other	11,259	9,003	11,212	(9,503)	(31,057)	nm	nm

Total pro forma operating revenue reconciling items	11,259	9,003	11,212	(9,503)	(31,057)	nm	nm

Pro forma operating revenues	$211,734	$226,783	$236,734	$250,103	$224,822	$13,087	6%

Reconciliation from Income Before Income Taxes to Pro Forma Operating Income Before Income Taxes
Income before income taxes	$174,775	$198,334	$187,875	$198,972	$220,402	$45,626	26%
Pro forma income before income taxes reconciling items:
Ceded premiums - ceded to Citi reinsurers	(287,755)	(270,259)	(266,990)	(259,032)	(296,328)	nm	nm
Pro rata net investment income - invested assets transferred to Citi reinsurers	(54,607)	(59,547)	(58,864)	(59,963)	(54,735)	nm	nm
Benefits and claims - ceded to Citi reinsurers	109,112	108,383	107,166	99,325	128,204	nm	nm
Amortization of DAC - ceded to Citi reinsurers	73,073	63,860	63,631	79,167	71,389	nm	nm
Insurance commissions - expense allowance received from Citi reinsurers	1,180	1,409	1,450	1,484	1,669	nm	nm
Insurance expenses - expense allowance received from Citi reinsurers	24,864	23,862	23,756	24,133	26,083	nm	nm
Interest expense - finance charge payable to Citi reinsurer	(2,597)	(2,700)	(2,532)	(3,164)	(2,812)	nm	nm
Interest expense - note payable	(4,125)	(4,125)	(4,125)	(4,125)	(4,125)	nm	nm
Other operating expenses - initial & accelerated mgmt equity grant expense	(33,288)	(3,142)	(3,142)	(3,142)	(33,288)	nm	nm

Total pro forma income before income taxes reconciling items	(174,143)	(142,260)	(139,650)	(125,317)	(163,944)	nm	nm

Pro forma income before income taxes	633	56,074	48,225	73,654	56,457	55,825	nm

Pro forma operating income before income taxes reconciling items:
Realized investment losses/gains - Corporate & Other	11,259	9,003	11,212	(9,503)	(31,057)	nm	nm
Initial & accelerated management / field grant expense - Corporate & Other	33,288	3,142	3,142	3,142	33,288	nm	nm

Total pro forma operating income before income taxes reconciling items	44,547	12,145	14,354	(6,361)	2,231	nm	nm

Pro forma operating income before income taxes	$45,179	$68,219	$62,579	$67,293	$58,689	$13,509	30%

Reconciliation from Net Income to Pro Forma Net Operating Income
Net income	$112,557	$132,120	$123,831	$126,082	$143,286	$30,728	27%
Pro forma net income reconciling items:
Total pro forma income before income taxes reconciling items	(174,143)	(142,260)	(139,650)	(125,317)	(163,944)	nm	nm
Tax impact of pro forma income reconciling items at effective tax rate	61,993	47,494	47,605	45,908	57,362	nm	nm

Total pro forma net income reconciling items	(112,150)	(94,766)	(92,046)	(79,409)	(106,582)	nm	nm

Pro forma net income	407	37,353	31,786	46,672	36,703	36,296	nm

Pro forma net operating income reconciling items:
Total pro forma operating income before income taxes reconciling items	44,547	12,145	14,354	(6,361)	2,231	nm	nm
Tax impact of operating income reconciling items at effective tax rate	(15,858)	(4,055)	(4,893)	2,330	(781)	nm	nm

Total pro forma net operating income reconciling items	28,689	8,090	9,461	(4,031)	1,451	nm	nm

Pro forma net operating income	$29,096	$45,444	$41,247	$42,641	$38,154	$9,058	31%

9 of 19

Reconciliation of GAAP to Pro Forma Non-GAAP Financial Measures by Segment	PRIMERICA, INC.
Financial Supplement

	1st Quarter 2010
(Dollars in thousands)	(1) New Term Life Insurance	(2) Legacy Term Life Insurance	Term Life Insurance	Investments & Savings Products	Corp. & Other Distributed Products	Total
Income Before Income Taxes
Revenues:
Direct premiums	$10,138	$507,794	$517,932	$—	$19,913	$537,845
Ceded premiums	(3,737)	(140,634)	(144,370)	—	(3,748)	(148,119)

Net premiums	6,401	367,160	373,561	—	16,165	389,726

Net investment income	109	62,109	62,218	—	20,358	82,576
Commissions and fees	—	—	—	84,585	7,105	91,690
Realized investment gains	—	—	—	—	31,057	31,057
Other, net	8,802	(20)	8,782	2,108	1,004	11,893

Total revenues	15,312	429,249	444,561	86,693	75,689	606,942

Benefits and expenses:
Benefits and claims	1,517	159,592	161,109	—	9,626	170,735
Amortization of deferred policy acquisition costs	968	87,839	88,807	2,549	400	91,756
Insurance commissions	—	2,124	2,124	1,809	2,438	6,371
Insurance expenses	15,853	18,917	34,770	—	2,759	37,529
Sales commissions	—	—	—	38,918	4,963	43,881
Interest expense	—	—	—	—	—	—
Other operating expenses	—	—	—	17,970	18,298	36,268

Total benefits and expenses	18,338	268,472	286,810	61,246	38,484	386,541

Income before income taxes	$(3,027)	$160,777	$157,750	$25,447	$37,205	$220,402

Reconciliation from Total Revenues to Pro Forma Operating Revenues
Total revenues	$15,312	$429,249	$444,561	$86,693	$75,689	$606,942
Pro forma revenues reconciling items:
Ceded premiums - ceded to Citi reinsurers	—	(296,328)	(296,328)	—	—	(296,328)
Pro rata net investment income - invested assets transferred to Citi reinsurers	—	(48,609)	(48,609)	—	(6,126)	(54,735)

Total pro forma revenues reconciling items	—	(344,937)	(344,937)	—	(6,126)	(351,064)

Pro forma revenues	15,312	84,311	99,623	86,693	69,563	255,879

Pro forma operating revenue reconciling items:
Realized investment losses/gains	—	—	—	—	(31,057)	(31,057)

Total pro forma operating revenue reconciling items	—	—	—	—	(31,057)	(31,057)

Pro forma operating revenues	$15,312	$84,311	$99,623	$86,693	$38,506	$224,822

Reconciliation from Income Before Income Taxes to Pro Forma Operating Income Before Income Taxes
Income before income taxes	$(3,027)	$160,777	$157,750	$25,447	$37,205	$220,402
Pro forma income before income taxes reconciling items:
Ceded premiums - ceded to Citi reinsurers	—	(296,328)	(296,328)	—	—	(296,328)
Pro rata net investment income - invested assets transferred to Citi reinsurers	—	(48,609)	(48,609)	—	(6,126)	(54,735)
Benefits and claims - ceded to Citi reinsurers	—	128,204	128,204	—	—	128,204
Amortization of DAC - ceded to Citi reinsurers	—	71,389	71,389	—	—	71,389
Insurance commissions - expense allowance received from Citi reinsurers	—	1,669	1,669	—	—	1,669
Insurance expenses - expense allowance received from Citi reinsurers	—	26,083	26,083	—	—	26,083
Interest expense - finance charge payable to Citi reinsurer	—	(2,812)	(2,812)	—	—	(2,812)
Interest expense - note payable	—	—	—	—	(4,125)	(4,125)
Other operating expenses - initial & accelerated mgmt equity grant expense	—	—	—	—	(33,288)	(33,288)

Total pro forma income before income taxes reconciling items	—	(120,405)	(120,405)	—	(43,540)	(163,944)

Pro forma income before income taxes	(3,027)	40,372	37,346	25,447	(6,335)	56,457

Pro forma operating income before income taxes reconciling items:
Realized investment losses/gains	—	—	—	—	(31,057)	(31,057)
Initial & accelerated management/field grant expense	—	—	—	—	33,288	33,288

Total pro forma operating income before income taxes reconciling items	—	—	—	—	2,231	2,231

Pro forma operating income before income taxes	$(3,027)	$40,372	$37,346	$25,447	$(4,104)	$58,689

(1)	New Term Life Insurance - subsegment of the Term Life segment consisting of term life insurance policies issued after Citi reinsurance transactions
(2)	Legacy Term Life Insurance - subsegment of the Term Life segment consisting of term life insurance policies issued before Citi reinsurance transactions

10 of 19

Segment Operating Results	PRIMERICA, INC.
Financial Supplement

	Pro Forma Q1 2009	Pro Forma Q2 2009	Pro Forma Q3 2009	Pro Forma Q4 2009	Pro Forma Q1 2010	YOY
(Dollars in thousands)						$ Variance	% Variance
Term Life Insurance
Revenues:
Direct premiums	$496,683	$507,376	$510,695	$516,234	$517,932	$21,248	4%
Ceded premiums	(422,006)	(425,341)	(418,216)	(415,263)	(440,699)	(18,692)	-4%

Net premiums	74,677	82,035	92,479	100,970	77,233	2,556	3%
Allocated net investment income	17,832	19,393	19,178	19,591	13,609	(4,223)	-24%
Other, net	8,615	7,611	8,939	8,490	8,782	167	2%

Operating revenues	101,124	109,039	120,596	129,051	99,623	(1,501)	-1%

Benefits and expenses:
Benefits and claims	26,614	31,437	37,032	39,968	32,905	6,291	24%
Amortization of deferred policy acquisition costs	19,439	20,506	23,003	28,984	17,418	(2,020)	-10%
Insurance commissions	8,876	660	336	2,220	456	(8,420)	-95%
Insurance expenses	11,639	8,848	12,132	5,504	8,687	(2,952)	-25%
Interest expense	2,597	2,700	2,532	3,164	2,812	215	8%

Operating benefits and expenses	69,165	64,150	75,036	79,840	62,278	(6,888)	-10%

Operating income before income taxes	$31,959	$44,889	$45,560	$49,212	$37,346	$5,387	17%

Investments & Savings Products
Revenues:
Commissions and fees:
Sales-based	$28,203	$29,451	$28,672	$32,472	$36,363	$8,160	29%
Asset-based	27,555	29,718	33,344	36,964	38,014	10,459	38%
Account-based	11,089	10,784	10,717	10,657	10,208	(881)	-8%
Other, net	2,437	2,536	2,682	2,858	2,108	(329)	-14%

Operating revenues	69,285	72,488	75,415	82,952	86,693	17,408	25%

Benefits and expenses:
Amortization of deferred policy acquisition costs	1,936	1,508	1,304	2,506	2,549	613	32%
Insurance commissions	1,737	1,482	1,766	1,845	1,809	72	4%
Sales commissions:
Sales-based	21,106	21,555	20,780	23,470	26,203	5,097	24%
Asset-based	9,430	9,533	10,883	12,157	12,715	3,285	35%
Other operating expenses	14,705	17,693	14,461	16,878	17,970	3,266	22%

Operating benefits and expenses	48,914	51,771	49,194	56,856	61,246	12,332	25%

Operating income before income taxes	$20,371	$20,717	$26,221	$26,096	$25,447	$5,076	25%

Corporate & Other Distributed Products
Revenues:
Direct premiums	$19,964	$21,628	$21,018	$19,184	$19,913	$(51)	nm
Ceded premiums	(3,357)	(3,319)	(3,499)	(3,787)	(3,748)	(391)	-12%

Net premiums	16,606	18,309	17,518	15,396	16,165	(442)	-3%
Allocated net investment income	9,946	10,815	10,695	10,897	14,232	4,286	43%
Commissions and fees:
Loans	8,832	8,685	7,401	4,738	2,455	(6,377)	-72%
DebtWatchers	—	1	120	386	620	620	nm
Prepaid Legal Services	2,438	2,338	2,323	2,316	2,340	(98)	-4%
Auto and Homeowners Insurance	844	994	994	1,104	1,012	167	20%
Long-Term Care Insurance	755	719	709	664	679	(77)	-10%
Other, net	1,903	3,395	964	2,600	1,004	(900)	-47%

Operating revenues	41,325	45,256	40,723	38,100	38,506	(2,820)	-7%

Benefits and expenses:
Benefits and claims	10,023	11,625	10,433	9,155	9,626	(397)	-4%
Amortization of deferred policy acquisition costs	366	360	798	849	400	34	9%
Insurance commissions	2,827	2,845	2,832	1,439	2,438	(389)	-14%
Insurance expenses	3,585	3,493	3,592	3,352	2,759	(826)	-23%
Sales commissions	9,653	9,301	8,513	6,374	4,963	(4,690)	-49%
Interest expense	4,125	4,125	4,125	4,125	4,125	—	nm
Other operating expenses	17,896	10,894	19,631	20,820	18,298	401	2%

Operating benefits and expenses	48,476	42,643	49,925	46,114	42,609	(5,866)	-12%

Operating income before income taxes	$(7,150)	$2,613	$(9,201)	$(8,014)	$(4,104)	$3,046	43%

11 of 19

Term Life Insurance - Financial Results	PRIMERICA, INC.
Financial Supplement

	Pro Forma Q1 2009	Pro Forma Q2 2009	Pro Forma Q3 2009	Pro Forma Q4 2009	Pro Forma Q1 2010	YOY
(Dollars in thousands)						$ Variance	% Variance
Term Life Insurance Operating Income Before Income Taxes
Revenues:
Direct premiums	$496,683	$507,376	$510,695	$516,234	$517,932	$21,248	4%
Ceded premiums	(422,006)	(425,341)	(418,216)	(415,263)	(440,699)	(18,692)	-4%

Net premiums	74,677	82,035	92,479	100,970	77,233	2,556	3%
Net investment income	17,832	19,393	19,178	19,591	13,609	(4,223)	-24%
Other, net	8,615	7,611	8,939	8,490	8,782	167	2%

Operating revenues	101,124	109,039	120,596	129,051	99,623	(1,501)	-1%

Benefits and expenses:
Benefits and claims	26,614	31,437	37,032	39,968	32,905	6,291	24%
Amortization of deferred policy acquisition costs	19,439	20,506	23,003	28,984	17,418	(2,020)	-10%
Insurance commissions	8,876	660	336	2,220	456	(8,420)	-95%
Insurance expenses	11,639	8,848	12,132	5,504	8,687	(2,952)	-25%
Interest expense	2,597	2,700	2,532	3,164	2,812	215	8%

Operating benefits and expenses	69,165	64,150	75,036	79,840	62,278	(6,888)	-10%

Operating income before income taxes	$31,959	$44,889	$45,560	$49,212	$37,346	$5,387	17%

New Term Life Insurance Operating Income Before Income Taxes
Revenues:
Direct premiums	na	na	na	na	$10,138
Ceded premiums	na	na	na	na	(3,737)

Net premiums	na	na	na	na	6,401
Net investment income	na	na	na	na	109
Other, net	na	na	na	na	8,802

Operating revenues	na	na	na	na	15,312

Benefits and expenses:
Benefits and claims	na	na	na	na	1,517
Amortization of deferred policy acquisition costs	na	na	na	na	968
Insurance commissions	na	na	na	na	—
Insurance expenses	na	na	na	na	15,853
Interest expense	na	na	na	na	—

Operating benefits and expenses	na	na	na	na	18,338

Operating income before income taxes	na	na	na	na	$(3,027)

Legacy Term Life Insurance Operating Income Before Income Taxes
Revenues:
Direct premiums	na	na	na	na	$507,794
Ceded premiums	na	na	na	na	(436,962)

Net premiums	na	na	na	na	70,832
Net investment income	na	na	na	na	13,500
Other, net	na	na	na	na	(20)

Operating revenues	na	na	na	na	84,311

Benefits and expenses:
Benefits and claims	na	na	na	na	31,388
Amortization of deferred policy acquisition costs	na	na	na	na	16,450
Insurance commissions	na	na	na	na	456
Insurance expenses	na	na	na	na	(7,166)
Interest expense	na	na	na	na	2,812

Operating benefits and expenses	na	na	na	na	43,939

Operating income before income taxes	na	na	na	na	$40,372

12 of 19

Term Life Insurance - Key Statistics and Financial Analysis	PRIMERICA, INC.
Financial Supplement

	Q1 2009	Q2 2009	Q3 2009	Q4 2009	Q1 2010	YOY
(Dollars in thousands, except as noted)						$ Variance	% Variance
Key Statistics
Life-insurance licensed sales force (end of period)	100,409	100,672	101,095	99,785	97,354	(3,055)	-3%
Estimated annualized issued term life premium ($mills) (1)	$54	$62	$59	$61	$54	$—	nm
Issued term life policies	53,023	62,202	58,070	60,542	52,445	(578)	-1%
Term life face amount in force, beginning of period ($mills)	$633,467	$631,566	$639,377	$646,341	$650,195	$16,729	3%
Issued term life face amount (2)	18,660	21,070	19,909	20,858	17,997	(663)	-4%
Terminated term life face amount	(19,781)	(16,564)	(17,302)	(19,474)	(18,750)	1,031	5%
Foreign currency impact, net	(779)	3,304	4,357	2,471	2,348	3,127	nm

Term life face amount in force, end of period	$631,566	$639,377	$646,341	$650,195	$651,790	$20,223	3%

	Pro Forma Q1 2009	Pro Forma Q2 2009	Pro Forma Q3 2009	Pro Forma Q4 2009	Pro Forma Q1 2010
New Term Life Insurance - Financial Analysis
Direct premium	na	na	na	na	$10,138
New term life operating income before income taxes	na	na	na	na	$(3,027)
% of direct premium	na	na	na	na	-29.9%
Benefits & expenses, net (3)	na	na	na	na	$6,222
% of direct premium	na	na	na	na	61.4%
Insurance expenses, net (4)	na	na	na	na	$7,051
% of direct premium	na	na	na	na	69.6%

Legacy Term Life Insurance - Financial Analysis
Direct premium	na	na	na	na	$507,794
Legacy term life operating income before income taxes	na	na	na	na	$40,372
% of direct premium					8.0%

(1)	Estimated annualized issued term life premium - estimated as average premium per $1,000 of face amounts issued on new policies and additions (before free look returns) multiplied by actual face amount issued on new policies, rider additions and face amount increases.
(2)	Issued term life face amount - includes face amount on issued term life policies, additional riders added to existing policies, and face increases under increasing benefit riders
(3)	Benefits & expenses, net - includes total benefits & claims, ceded premiums, insurance commissions, and amortization of deferred policy acquisition costs
(4)	Insurance expenses, net - insurance expenses net of other net revenues

13 of 19

Investments and Savings Product - Financial Results, Key Statistics, and Financial Analysis	PRIMERICA, INC.
Financial Supplement

						YOY
(Dollars in thousands, except as noted)	Q1 2009	Q2 2009	Q3 2009	Q4 2009	Q1 2010	$ Variance	% Variance
Investments & Savings Product Statement of Operating Income Before Income Taxes (1)
Revenues:
Commissions and fees:
Sales-based	$28,203	$29,451	$28,672	$32,472	$36,363	$8,160	29%
Asset-based	27,555	29,718	33,344	36,964	38,014	10,459	38%
Account-based	11,089	10,784	10,717	10,657	10,208	(881)	-8%
Other, net	2,437	2,536	2,682	2,858	2,108	(329)	-14%

Operating revenues	69,285	72,488	75,415	82,952	86,693	17,408	25%

Benefits and expenses:
Amortization of deferred policy acquisition costs	1,936	1,508	1,304	2,506	2,549	613	32%
Insurance commissions	1,737	1,482	1,766	1,845	1,809	72	4%
Sales commissions:
Sales-based	21,106	21,555	20,780	23,470	26,203	5,097	24%
Asset-based	9,430	9,533	10,883	12,157	12,715	3,285	35%
Other operating expenses	14,705	17,693	14,461	16,878	17,970	3,266	22%

Operating benefits and expenses	48,914	51,771	49,194	56,856	61,246	12,332	25%

Operating income before income taxes	$20,371	$20,717	$26,221	$26,096	$25,447	$5,076	25%

Key Statistics
Product sales ($mills)
Mutual Funds	$445	$428	$444	$504	$595	$150	34%
Variable Annuities / 401(k)	208	248	218	249	267	59	28%

Total sales based revenue generating product sales	653	675	662	753	862	209	32%
Segregated Funds	75	56	60	72	111	36	48%

Total product sales	$729	$731	$722	$825	$974	$245	34%

Asset values (beginning of period) ($millions)	$24,677	$23,146	$26,496	$30,114	$31,303	$6,626	27%
Inflows	729	731	722	825	974	245	34%
Outflows (2)	(816)	(705)	(717)	(758)	(956)	(140)	-17%

Net flows	(88)	26	4	67	17	105	nm
Change in market value, net (3)	(1,443)	3,323	3,614	1,123	1,350	2,792	nm

Asset values (end of period)	$23,146	$26,496	$30,114	$31,303	$32,670	$9,524	41%
Average asset values	$23,253	$25,340	$28,413	$30,375	$31,404	$8,151	35%

Average asset values ($millions)
Mutual Funds	$16,818	$18,261	$20,441	$21,795	$22,453	$5,635	34%
Variable Annuities / 401(k)	4,926	5,379	6,064	6,539	6,847	1,920	39%
Segregated Funds	1,510	1,699	1,908	2,041	2,105	596	39%

Total	$23,253	$25,340	$28,413	$30,375	$31,404	$8,151	35%

Average number of fee generating accounts (thous) (4)	2,904	2,844	2,813	2,790	2,762	(142)	-5%

Financial Analysis

Sales-based net revenue as % of sales (5)	1.09%	1.17%	1.19%	1.20%	1.18%

Asset-based net revenue as % of average asset values (6)	0.06%	0.07%	0.07%	0.07%	0.07%

Account-based revenue per average fee generating account (4)	3.82	3.79	3.81	3.82	3.70

(1)	The reinsurance and reorganization transactions had no pro forma effect on the results of the Investments and Savings Product segment.
(2)	Asset value outflows - include (a) redemptions of assets, (b) sales charges on the inflow sales figures, and (c) the net flow of money market funds sold and redeemed on the company’s recordkeeping platform. The redemptions of assets must be estimated for approximately 9% of account values as these figures are not readily available. Actual redemptions as a percentage of account values for similar known account values are used to estimate the unknown redemption values.
(3)	Change in market value, net - market value fluctuations net of fees, expenses, and foreign currency impact
(4)	Fee generating accounts - mutual fund accounts for which we receive recording keeping and/or custodial fees
(5)	Sales-based net revenue - commission and fee revenue less commissions paid to the sales force based on Investment and Savings product sales activity
(6)	Asset-based net revenue - commission and fee revenue less commissions paid to the sales force earned based on Investment and Savings product account values including amortization of deferred acquisition costs for Segregated funds

14 of 19

Investment Portfolio - Summary of Holdings	PRIMERICA, INC.
Financial Supplement

	As of or for the period ended March 31, 2010
				% of Total		Avg Book Yield	Avg Rating
(Dollars in thousands)	Market Value	Amortized Cost	Unrealized G/(L)	Market Value	Amortized Cost
Investment Portfolio by Asset Class

Cash and cash equivalents	$929,153	$929,153	$—	31.2%	32.7%

Fixed Income:
Treasury	47,662	43,638	4,025	1.6%	1.5%	3.10%	AAA
Government	82,752	71,978	10,774	2.8%	2.5%	5.28%	AA-
Tax-Exempt Municipal	11,486	10,725	761	0.4%	0.4%	4.10%	AA-
Corporate	1,083,669	994,655	89,014	36.4%	35.0%	6.30%	BBB+
Mortgage-Backed	427,508	408,192	19,316	14.4%	14.4%	5.55%	AA+
Asset-Backed	56,297	58,807	(2,511)	1.9%	2.1%	2.54%	AA-
CMBS	159,409	159,288	120	5.4%	5.6%	5.49%	AAA
Private	122,424	115,294	7,130	4.1%	4.1%	6.26%	BBB-
Redeemable Preferred	118	437	(318)	0.0%	0.0%	8.59%	A-
Convertible	35,490	33,913	1,577	1.2%	1.2%	3.82%	A-

Total Fixed Income	2,026,814	1,896,927	129,887	68.1%	66.7%	5.79%	A

Equities:
Perpetual Preferred	2,201	2,197	4	0.1%	0.1%
Common Stock	10,932	7,723	3,209	0.4%	0.3%
Mutual Fund	4,524	2,976	1,549	0.2%	0.1%
Other	3,501	3,479	21	0.1%	0.1%

Total Equities	21,159	16,376	4,783	0.7%	0.6%

Total invested assets	$2,977,126	$2,842,456	$134,670	100.0%	100.0%

Corporate Portfolio by Sector

Banking	$80,254	$75,638	$4,616	7.4%	7.6%
Basic Industry	84,912	76,986	7,926	7.8%	7.7%
Brokerage	10,778	9,774	1,005	1.0%	1.0%
Capital Goods	75,055	69,480	5,575	6.9%	7.0%
Communications	104,158	95,095	9,063	9.6%	9.6%
Consumer Cyclical	49,149	44,127	5,021	4.5%	4.4%
Consumer Non Cyclical	107,992	97,191	10,800	10.0%	9.8%
Electric	120,053	110,094	9,959	11.1%	11.1%
Energy	68,035	60,000	8,035	6.3%	6.0%
Finance Companies	26,882	22,676	4,206	2.5%	2.3%
Financial Other	7,885	7,446	439	0.7%	0.7%
Industrial Other	14,624	13,969	655	1.3%	1.4%
Insurance	122,421	116,232	6,189	11.3%	11.7%
Natural Gas	63,120	56,972	6,148	5.8%	5.7%
REITs	83,093	79,598	3,495	7.7%	8.0%
Technology	40,856	37,226	3,630	3.8%	3.7%
Transportation	19,035	17,161	1,873	1.8%	1.7%
Utility Other	5,368	4,990	378	0.5%	0.5%

Total Corporate portfolio	$1,083,669	$994,655	$89,014	100.0%	100.0%

Fixed-Maturity Securities - Effective Maturity

Effective maturity (1)
< 1 Yr.	$233,710	$229,109	$4,601	11.5%	12.1%
1-2 Yrs.	203,905	194,057	9,848	10.1%	10.2%
2-5 Yrs.	945,215	883,511	61,704	46.6%	46.6%
5-10 Yrs.	580,747	532,473	48,273	28.7%	28.1%
> 10 Yrs.	63,237	57,777	5,460	3.1%	3.0%

Total Fixed Income	$2,026,814	$1,896,927	$129,887	100.0%	100.0%

Duration

Fixed income portfolio duration	3.6 years

(1)	Excludes cash and cash equivalents

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Investment Portfolio - Quality As of March 31, 2010	PRIMERICA, INC.
Financial Supplement

(Dollars in thousands)	Amortized Cost	% of Total
Investment Portfolio Quality Ratings
Total Fixed Income portfolio: (1)
Rating
AAA	$616,981	32.5%
AA	150,779	7.9%
A	402,450	21.2%
BBB	584,768	30.8%
Below Investment Grade	134,898	7.1%
NA	7,052	0.4%

Total Fixed Income	$1,896,927	100.0%

Average rating by amortized cost	A

Corporate asset class:
Rating
AAA	$1,465	0.1%
AA	76,577	7.7%
A	339,641	34.1%
BBB	495,321	49.8%
Below Investment Grade	75,792	7.6%
NA	5,859	0.6%

Total Corporate	$994,655	100.0%

Average rating by amortized cost	BBB+

CMBS asset class:
Rating
AAA	$132,185	83.0%
AA	23,742	14.9%
A	1,945	1.2%
BBB	285	0.2%
Below Investment Grade	1,011	0.6%
NA	120	0.1%

Total CMBS	$159,288	100.0%

Average rating by amortized cost	AAA

Asset-Backed asset class:
Rating
AAA	$39,702	67.5%
AA	6,748	11.5%
A	882	1.5%
BBB	6,755	11.5%
Below Investment Grade	4,721	8.0%
NA	—	—

Total Asset-Backed	$58,807	100.0%

Average rating by amortized cost	AA-

Private asset class:
Rating
AAA	$310	0.3%
AA	4,964	4.3%
A	21,129	18.3%
BBB	56,386	48.9%
Below Investment Grade	32,505	28.2%
NA	—	—

Total Private	$115,294	100.0%

Average rating by amortized cost	BBB-

Mortgage-Backed asset class:
Rating
AAA	$376,973	92.4%
AA	5,196	1.3%
A	6,537	1.6%
BBB	1,583	0.4%
Below Investment Grade	17,903	4.4%
NA	—	—

Total Mortgage-Backed	$408,192	100.0%

Average rating by amortized cost	AA+

Treasury & Government asset class:
Rating
AAA	$66,034	57.1%
AA	23,701	20.5%
A	15,281	13.2%
BBB	10,599	9.2%
Below Investment Grade	—	—
NA	—	—

Total Treasury & Government	$115,615	100.0%

Average rating by amortized cost	AA+

NAIC Designations
1	$1,067,453	61.0%
2	565,204	32.3%
3	78,542	4.5%
4	30,502	1.7%
5	5,116	0.3%
6	4,053	0.2%

U.S. insurer Fixed Income (2)	1,750,871	100.0%
Other (3)	162,432
Cash and cash equivalents	929,153

Total Fixed Income	$2,842,456

(1)	Excludes cash and cash equivalents
(2)	NAIC ratings for our U.S. insurance companies’ fixed income portfolios, excluding cash and cash equivalents
(3)	Other consists of assets held by our non-life companies, Canadian insurance company, and unrated equities

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Investment Portfolio - Mortgage-Backed Vintage Analysis As of March 31, 2010	PRIMERICA, INC.
Financial Supplement

	2004 and Prior	2005	2006	2007	2008	2009	Total
(Dollars in thousands)	Amortized Cost by Vintage
Commercial Mortgage-Backed Securities
Current Rating:
AAA	$81,356	$22,752	$11,510	$8,011	$2,641	$5,916	$132,185
AA	11,978	10,265	1,500	—	—	—	23,742
A	1,745	—	200	—	—	—	1,945
BBB	285	—	—	—	—	—	285
BB	394	—	—	—	—	—	394
B	328	—	—	—	—	—	328
CCC and Lower	183	226	—	—	—	—	408

Total	$96,268	$33,242	$13,210	$8,011	$2,641	$5,916	$159,288

	Net Unrealized Gain/(Loss) by Vintage
Current Rating:
AAA	$2,151	$(289)	$838	$220	$105	$(86)	$2,938
AA	(818)	(1,890)	51	—	—	—	(2,658)
A	(107)	—	(2)	—	—	—	(109)
BBB	(204)	—	—	—	—	—	(204)
BB	92	—	—	—	—	—	92
B	52	—	—	—	—	—	52
CCC and Lower	9	(1)	—	—	—	—	8

Total	$1,176	$(2,180)	$886	$220	$105	$(86)	$120

	2004 and Prior	2005	2006	2007	2008	2009	Total
	Amortized Cost by Vintage
Prime Residential Mortgage-Backed Securities
Current Rating:
AAA	$182,076	$49,566	$40,533	$59,946	$42,801	$—	$374,923
AA	—	—	—	—	—	—	—
A	1,091	5,445	—	—	—	—	6,537
BBB	—	1,583	—	—	—	—	1,583
BB	—	7,049	—	—	—	—	7,049
B	—	2,003	—	—	—	—	2,003
CCC and Lower	—	—	—	1,798	—	—	1,798

Total	$183,167	$65,646	$40,533	$61,744	$42,801	$—	$393,892

	Net Unrealized Gain/(Loss) by Vintage
Current Rating:
AAA	$11,642	$139	$2,613	$4,094	$3,248	$—	$21,736
AA	—	—	—	—	—	—	—
A	(80)	(525)	—	—	—	—	(605)
BBB	—	(82)	—	—	—	—	(82)
BB	—	(362)	—	—	—	—	(362)
B	—	(188)	—	—	—	—	(188)
CCC and Lower	—	—	—	(196)	—	—	(196)

Total	$11,562	$(1,017)	$2,613	$3,899	$3,248	$—	$20,303

	2004 and Prior	2005	2006	2007	2008	2009	Total
	Amortized Cost by Vintage
Alt-A Residential Mortgage-Backed Securities
Current Rating:
AAA	$—	$2,050	$—	$—	$—	$—	$2,050
AA	1,001	4,195	—	—	—	—	5,196
A	—	—	—	—	—	—	—
BBB	—	—	—	—	—	—	—
BB	—	—	—	—	—	—	—
B	—	—	374	—	—	—	374
CCC and Lower	3,789	2,892	—	—	—	—	6,681

Total	$4,790	$9,136	$374	$—	$—	$—	$14,300

	Net Unrealized Gain/(Loss) by Vintage
Current Rating:
AAA	$—	$(102)	$—	$—	$—	$—	$(102)
AA	(38)	(638)	—	—	—	—	(676)
A	—	—	—	—	—	—	—
BBB	—	—	—	—	—	—	—
BB	—	—	—	—	—	—	—
B	—	—	(80)	—	—	—	(80)
CCC and Lower	(172)	43	—	—	—	—	(129)

Total	$(209)	$(698)	$(80)	$—	$—	$—	$(988)

17 of 19

Investment Portfolio - Supplemental Data and Trends	PRIMERICA, INC.
Financial Supplement

(Dollars in thousands)	Q1 2009	Q2 2009	Q3 2009	Q4 2009	Q1 2010
Net Investment Income by Source
Bonds & notes	na	na	na	na	$83,814
Preferred and common stock	na	na	na	na	1,239
Policy loans	na	na	na	na	336
Cash & cash equivalents	na	na	na	na	283

Total investment income	na	na	na	na	85,671
Investment expenses	na	na	na	na	3,095

Net investment income	na	na	na	na	$82,576

Fixed income average book yield	na	na	na	na	5.79%

Mix of Fixed Income Portfolio Quality Ratings
Rating
AAA	na	na	na	na	32.5%
AA	na	na	na	na	7.9%
A	na	na	na	na	21.2%
BBB	na	na	na	na	30.8%
Below Investment Grade	na	na	na	na	7.1%
NA	na	na	na	na	0.4%

Total Fixed Income	na	na	na	na	100.0%

Average rating by amortized cost	na	na	na	na	A

	As of March 31, 2010
	Market Value	Amortized Cost	Credit Rating
Top 25 Exposures

1 Government of Canada	$52,202	$47,063	AAA
2 National Rural Utilities Cooperative	15,812	12,930	A+
3 Sun Life Financial Inc	14,043	14,100	AA
4 Bank of America Corp	13,645	12,701	A
5 Verizon Communications Inc	13,332	11,476	A
6 General Electric Co	12,074	10,112	AA+
7 Edison International	11,908	12,032	BB-
8 ConocoPhillips	11,115	9,698	A
9 Transocean Ltd	10,695	10,071	BBB+
10 Enel SpA	10,540	10,537	A-
11 AT&T Inc	9,950	8,753	A
12 Medtronic Inc	9,692	9,314	AA-
13 Loews Corp	9,623	9,011	BBB
14 Reynolds American Inc	9,426	7,815	BBB
15 Province of Quebec Canada	8,937	7,218	A+
16 Iberdrola SA	8,631	8,467	BBB+
17 Amgen Inc	8,593	8,384	A+
18 Reed Elsevier Group PLC	8,579	8,499	BBB+
19 DCP Midstream LLC	8,569	7,559	BBB
20 Xlliac Global Funding	8,080	8,040	A
21 Westfield Group	7,904	7,449	A-
22 Roche Holding AG	7,711	6,908	AA-
23 Marathon Oil Corp	7,679	6,948	BBB+
24 Montpelier Re Holdings Ltd	7,621	7,207	BBB
25 Vale SA	7,615	7,101	BBB+

Total	$293,977	$269,394

% of total fixed income portfolio	14.5%	14.2%

As of March 31, 2010
Amortized Cost
Non-US Investments (1)

Canada	$56,768
United Kingdom	54,142
Australia	34,342
France	17,639
Italy	12,036
Germany	11,782
Spain	10,494
Emerging Markets	12,616
All Other	71,836

Total	$281,655

(1)	US$ denominated investments in issuers outside of the United States; Emerging markets include Brazil, Colombia, Mexico, Peru, and South Africa.

18 of 19

Five-Year Historical Key Statistics	PRIMERICA, INC.
Financial Supplement

	2005	2006	2007	2008	2009	Q1 2009	Q2 2009	Q3 2009	Q4 2009	Q1 2010
(Dollars in millions)
Recruits	215,615	204,316	220,950	235,125	221,920	57,623	57,453	58,654	48,190	58,085
Life-insurance licensed sales force (end of period)	97,105	96,532	97,125	100,651	99,785	100,409	100,672	101,095	99,785	97,354
Issued term life policies	251,442	245,520	244,733	241,173	233,837	53,023	62,202	58,070	60,542	52,445
Issued term life face amount	$83,481	$84,503	$87,619	$87,279	$80,497	$18,660	$21,070	$19,909	$20,858	$17,997
Term life face amount in force (end of period)	$572,155	$599,470	$632,086	$633,467	$650,195	$631,566	$639,377	$646,341	$650,195	$651,790
Estimated annualized issued term life premium	$237	$246	$252	$248	$236	$54	$62	$59	$61	$54
Investments & Savings product sales	$4,174	$4,665	$5,189	$4,458	$3,007	$729	$731	$722	$825	$974
Investments & Savings average client account values	$28,474	$32,117	$36,696	$32,476	$26,905	$23,253	$25,340	$28,413	$30,375	$31,404

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